UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 17, 2005

Rural/Metro Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22056	86-0746929
(Commission File Number)	(IRS Employer Identification No.)

9221 East Via De Ventura Scottsdale, Arizona	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 606-3886

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 17, 2005, Rural/Metro Corporation (the “Company”) issued a press release announcing the extension of its consent solicitation relating to the Company’s tender offer for any and all of the $150.0 million aggregate principal amount outstanding of its 7-7/8% Senior Notes due 2008. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Rural/Metro Corporation, dated February 17, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

By:	/s/ Michael S. Zarriello
	Name:	Michael S. Zarriello
	Title:	Senior Vice President and Chief Financial Officer

Date: February 17, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 17, 2005.

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